EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                      RIG STATUS REPORT AS OF MAY 10, 2004


  RIG NAME            WD      DESIGN                 LOCATION           STATUS*             OPERATOR
---------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'  Victory Class              GOM            Contracted              EPL
---------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'  Victory Class              GOM               Idle                 DODI
---------------------------------------------------------------------------------------------------------------
Ocean America        5,500'  Ocean Odyssey              GOM               Idle                 DODI
---------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'  Ocean Odyssey              GOM            Contracted              ENI
---------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'  Victory Class              GOM            Contracted         Chevron/Texaco
---------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'  DP Aker H-3.2              GOM            Contracted               BP
                             Modified
---------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
---------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'  F&G SS-2000                GOM            Contracted            Westport
---------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'  F&G SS-2000                GOM            Contracted        Walter Oil & Gas
---------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'  F&G SS-2000                GOM               Idle                 DODI
---------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
---------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'    Mat Cantilever             GOM            Contracted          Stone Energy
---------------------------------------------------------------------------------------------------------------
Ocean Drake          200'    Mat Cantilever             GOM            Contracted           ADTI/Palace
                                                                                            Operating
---------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'    Independent Leg            GOM            Contracted           Kerr-McGee
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'    Independent Leg            GOM            Contracted              LLOG
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Spur           300'    Independent Leg            GOM            Contracted           Forest Oil
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean King           300'    Independent Leg            GOM            Contracted           BP America
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'    Independent Leg            GOM            Contracted            Anadarko
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Summit         300'    Independent Leg            GOM            Contracted         Chevron/Texaco
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'    Independent Leg            GOM            Contracted           Kerr-McGee
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Titan          350'    Independent Leg            GOM            Contracted          Stone Energy
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Tower          350'    Independent Leg            GOM            Contracted            Newfield
                             Cantilever
---------------------------------------------------------------------------------------------------------------


                                       1

---------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
---------------------------------------------------------------------------------------------------------------
MEXICO
---------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'  Bethlehem SS-2000          GOM            Contracted             PEMEX
---------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'  Aker H-3                   GOM            Contracted             PEMEX
---------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'  F&G 9500 Enhanced          GOM            Contracted             PEMEX
                             Pacesetter
---------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'  F&G SS-2000                GOM            Contracted             PEMEX
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
AFRICA
---------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'  Aker H-3                 Mobe to          Contracted          Vaalco/SASOL
                                                    Guinea Bissau
---------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'  Bingo 3000             South Africa       Contracted            PetroSA
---------------------------------------------------------------------------------------------------------------

NORTH SEA
---------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'  Earl & Wright Sedco     North Sea         Contracted             Shell
                             711 Series
---------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'  Aker H-3                North Sea         Contracted            Talisman
---------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'  Bingo 3000              North Sea            Idle                 DODI
---------------------------------------------------------------------------------------------------------------

AUSTRALASIA
---------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'  Victory Class           Australia         Contracted              NZOP
---------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'  Korkut                  Australia         Contracted             Santos
---------------------------------------------------------------------------------------------------------------
Ocean General        1,640'  Korkut                   Vietnam          Contracted         VRJ Petroleum
---------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'  Victory Class           Indonesia         Contracted             Unocal
---------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'  Victory Class           Singapore         Contracted             Murphy
---------------------------------------------------------------------------------------------------------------

                                       2

BRAZIL
---------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'  DP DYVI Super Yatzy       Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'  Aker H-3                  Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'  Alliance Class            Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
---------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'  DP Fluor/Mitsubishi       Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
---------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'    Independent Leg         Indonesia         Contracted          Amerada Hess
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'    Independent Leg       Mobe to Ecuador     Contracted          Noble Energy
                             Cantilever
---------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
---------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'    Aker H-3                S. Africa        Cold Stacked             DODI
---------------------------------------------------------------------------------------------------------------
Ocean Champion       250'    Mat Slot                   GOM           Cold Stacked             DODI
---------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'  Victory Class              GOM           Cold Stacked             DODI
---------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'  Victory Class              GOM           Cold Stacked             DODI
---------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'  Korkut                     GOM           Cold Stacked             DODI
---------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


  RIG NAME                     CURRENT TERM        DAYRATE (000S)  START DATE
------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------
Ocean Quest                       one well            mid 40's    late April 2004
------------------------------------------------------------------------------------
Ocean Star                            -                  -               -
------------------------------------------------------------------------------------
Ocean America                         -                  -               -
------------------------------------------------------------------------------------
Ocean Valiant             second of three wells plus  high 50's    late Dec. 2003
                                   option
------------------------------------------------------------------------------------
Ocean Victory                      one well            mid 60's    mid March 2004
------------------------------------------------------------------------------------
Ocean Confidence               five-year term          170's      early Jan. 2001
------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------
Ocean Concord               one well plus option     high 30's   early April 2004
------------------------------------------------------------------------------------
Ocean Lexington             one well plus option     high 40's    late March 2004
------------------------------------------------------------------------------------
Ocean Saratoga                        -                  -               -
------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
------------------------------------------------------------------------------------
Ocean Crusader                    one well            mid 20's     late Dec. 2003
------------------------------------------------------------------------------------
Ocean Drake                  one well plus option     high 20's    early May 2004
------------------------------------------------------------------------------------
Ocean Columbia              one well plus option      low 30's    late April 2004
------------------------------------------------------------------------------------
Ocean Spartan                     one well           high 20's    late Nov. 2003
------------------------------------------------------------------------------------
Ocean Spur                        one well            mid 30's   early April 2004
------------------------------------------------------------------------------------
Ocean King                  one well plus option     high 30's     mid Jan. 2004
------------------------------------------------------------------------------------
Ocean Nugget                one well plus option      low 30's    late April 2004
------------------------------------------------------------------------------------
Ocean Summit                  60 day extension        mid 30's   early March 2004
------------------------------------------------------------------------------------
Ocean Warwick               one well plus option      mid 30's   early April 2004
------------------------------------------------------------------------------------
Ocean Titan               first of two wells plus     low 40's    late March 2004
                                  option
------------------------------------------------------------------------------------
Ocean Tower                       one well            mid 30's    late March 2004
------------------------------------------------------------------------------------


                                      1

------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------
Ocean Ambassador             four year term work      mid 50's    late July 2003
------------------------------------------------------------------------------------
Ocean Whittington            four year term work      low 60's    late July 2003
------------------------------------------------------------------------------------
Ocean Worker                 four year term work     high 60's     mid Aug. 2003
------------------------------------------------------------------------------------
Ocean Yorktown               four year term work      mid 40's    late Oct. 2003
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
AFRICA
------------------------------------------------------------------------------------
Ocean Nomad              first of three wells plus   high 40's    early May 2004
                                   option
------------------------------------------------------------------------------------
Ocean Patriot                     one well            mid 50's   early April 2004
------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------
Ocean Guardian                    one year           high 40's    late March 2004
------------------------------------------------------------------------------------
Ocean Princess            second of two wells plus   low 50's     mid Feb. 2004
                                   option
------------------------------------------------------------------------------------
Ocean Vanguard                        _                  _               _
------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------
Ocean Bounty                  two wells plus two      low 70's    late March 2004
                               options wells
------------------------------------------------------------------------------------
Ocean Epoch                   Exeter/Mutineer         mid 60's    mid Jan. 2004
                          development plus option
------------------------------------------------------------------------------------
Ocean General                 one assignment well      mid 50's    late April 2004
------------------------------------------------------------------------------------
Ocean Baroness                180 day option            110's      late April 2004
------------------------------------------------------------------------------------
Ocean Rover                  fourth option well         110s      late Dec. 2003
------------------------------------------------------------------------------------

                                       2

BRAZIL
------------------------------------------------------------------------------------
Ocean Yatzy                   700 day extension       mid 70's    early Nov. 2003
------------------------------------------------------------------------------------
Ocean Winner                  700 day extension       mid 50's   early April 2004
------------------------------------------------------------------------------------
Ocean Alliance               four-year contract        110's     early Sept. 2000
------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------
Ocean Clipper                 700 day extension      low 100's    early Jan. 2003
------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------
Ocean Sovereign           two wells plus two option  high 30's   early April 2004
                                   wells
------------------------------------------------------------------------------------
Ocean Heritage            second of three wells plus  mid 50's     mid Feb. 2004
                                  options
------------------------------------------------------------------------------------

COLD STACKED (5)
------------------------------------------------------------------------------------
Ocean Liberator                       -                  -               -
------------------------------------------------------------------------------------
Ocean Champion                        -                  -               -
------------------------------------------------------------------------------------
Ocean Endeavor                        -                  -               -
------------------------------------------------------------------------------------
Ocean Voyager                         -                  -               -
------------------------------------------------------------------------------------
Ocean New Era                         -                  -               -
------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


  RIG NAME             EST. END DATE     FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------------
Ocean Quest            early June 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Star                    -           available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean America                 -           90 day upgrade/survey ending late May 2004; available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Valiant           early Aug. 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Victory            mid May 2004     available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Confidence       early Jan. 2006    available; actively marketing.
---------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
---------------------------------------------------------------------------------------------------------
Ocean Concord           late May 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Lexington         late May 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Saratoga                -          one well with LLOG in low 40's beginning late May and ending late
                                         June 2004, available; actively marketing.
---------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
---------------------------------------------------------------------------------------------------------
Ocean Crusader            mid May 2004    two wells plus option with Stone in high 20's beginning mid May and ending early Aug. 2004, available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Drake             early June 2004   available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Columbia          late May 2004    one well plus option with Kerr-McGee in low 30's beginning late
                                         May and ending late July 2004, available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Spartan            mid May 2004    one well plus option with LLOG in low 30's beginning mid May and ending late June 2004, available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Spur               mid May 2004    available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean King               mid May 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Nugget             mid May 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Summit             mid May 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Warwick           mid June 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Titan             late June 2004   available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Tower             late May 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------


                                       1

---------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
---------------------------------------------------------------------------------------------------------
MEXICO
---------------------------------------------------------------------------------------------------------
Ocean Ambassador        mid Dec. 2007    available.
---------------------------------------------------------------------------------------------------------
Ocean Whittington      early Oct. 2006   available.
---------------------------------------------------------------------------------------------------------
Ocean Worker            late July 2007   available.
---------------------------------------------------------------------------------------------------------
Ocean Yorktown          mid July 2007    available.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
AFRICA
---------------------------------------------------------------------------------------------------------
Ocean Nomad             early Sept. 2004  available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Patriot           late May 2004     available; actively marketing.
---------------------------------------------------------------------------------------------------------

NORTH SEA
---------------------------------------------------------------------------------------------------------
Ocean Guardian         late March 2005   available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Princess         mid Aug. 2004     available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Vanguard                _          one well with Talisman in mid 30's beginning mid May in U.K.
                                         sector of North Sea, followed by optional intervention well at adjusted rate, followed by one well in low 60's and ending mid
                                         November 2004; LOI for for one well in Norway in low 140's beginning mid Nov. 2004 and ending mid Feb. 2005, available;
                                         actively marketing.
---------------------------------------------------------------------------------------------------------

AUSTRALASIA
---------------------------------------------------------------------------------------------------------
Ocean Bounty            late May 2004    available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Epoch            mid Nov. 2004     available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean General           late May 2004    five completion options in mid 50's with P.V.E&P beginning late
                                         May and ending mid Sept. 2004, available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Baroness          early Oct. 2004  available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Rover              mid May 2004    two firm wells with Murphy in 110's beginning mid May and ending mid Aug. 2004, followed by 11 option extensions.  First of the two firm wells is to be sublet to Amerada Hess in 110's, available;
                                         actively marketing.
---------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
---------------------------------------------------------------------------------------------------------
Ocean Yatzy             mid Oct. 2005    survey complete, preparing to move on location; available.
---------------------------------------------------------------------------------------------------------
Ocean Winner            mid March 2006   available
---------------------------------------------------------------------------------------------------------
Ocean Alliance         early Sept. 2004  available
---------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
---------------------------------------------------------------------------------------------------------
Ocean Clipper          early March 2006  available.
---------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
---------------------------------------------------------------------------------------------------------
Ocean Sovereign         late June 2004   available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Heritage          mid June 2004    available, actively marketing.
---------------------------------------------------------------------------------------------------------

COLD STACKED (5)
---------------------------------------------------------------------------------------------------------
Ocean Liberator               -          Cold stacked Nov. '02.
---------------------------------------------------------------------------------------------------------
Ocean Champion                -          Cold Stacked Feb. '02.
---------------------------------------------------------------------------------------------------------
Ocean Endeavor                -          Cold stacked March '02.
---------------------------------------------------------------------------------------------------------
Ocean Voyager                 -          Cold stacked March '02.
---------------------------------------------------------------------------------------------------------
Ocean New Era                 -          Cold stacked Dec. '02.
---------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3